BRIDGE BUILDER TRUST

Bridge Builder Large Cap Growth Fund
Bridge Builder Large Cap Value Fund
Bridge Builder Small/Mid Cap Value Fund
(each, a “Fund”)

Supplement Dated August 14, 2015
to
Each Fund’s Summary Prospectus Dated April 27, 2015

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and should be read in conjunction with the Summary
Prospectuses.

The following sections are hereby added to each Fund’s Summary Prospectus immediately after the section entitled “Sub-advisers and Portfolio Managers”:

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions® (“Advisory Solutions”), an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”).  Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions.  There are no initial or subsequent minimum purchase amounts for the Fund.  Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor.  You may purchase or redeem shares of the Fund on any day the New York Stock Exchange is open.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Please retain this supplement for future reference.